UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          Amendment No. 2 on FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                        Date of Report: December 28, 2001



                            ALTAIR INTERNATIONAL INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


      Province of
       Ontario,
        Canada                      1-12497                        None
        ------                      -------                        ----
   (State or other            (Commission File No.)            (IRS Employer
     jurisdiction                                            Identification No.)
  of incorporation)


                         1725 Sheridan Avenue, Suite 140
                               Cody, Wyoming 82414
                               -------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (307) 587-8245

Item 5.  Other Events

         Altair International Inc. is filing this Amendment No. 2 on Form 8-K/A (this "Amendment") to its Current Report on Form 8-K dated December 15, 2000 filed with the SEC on December 26, 2001, as amended by Amendment No. 1 on Form 8-K/A filed with the SEC on April 18, 2001, in order to report its termination of its $7,000,000 Asset-Backed Exchangeable Term Note dated December 15, 2000, as amended (the "Note"), and its repricing of certain warrants issued in connection with the Note.

         On December 28, 2001 Altair International Inc. and its consolidated subsidiaries (collectively, the "Company"), and Doral 18, LLC (the "Investor") entered into a Note Termination and Issuance Agreement (the "Termination Agreement"), pursuant to which, among other things, the Company and the Investor terminated the Note. In addition, the Company and Investor signed an Amendment No. 1 to Stock Purchase Warrants (the "Warrant Amendment Agreement") pursuant to which the Company and the Investor amended warrants to purchase 650,000 common shares of the Company on or before December 15, 2005 (the "Warrants") granted to the Investor at the time of issuance of the Note (and in connection with certain amendment and waiver agreements). Such Warrants previously had an initial exercise price of $3.00 per share, which price was subject to periodic adjustment pursuant to a price round-down formula in the Warrants. Pursuant to the Warrant Amendment Agreement, the exercise price of the Warrants was reduced to $1.50 per share and the price round-down formula was deleted.

         In connection with the Termination Agreement and the termination of the Note, the Company also issued a new $2,000,000 Secured Term Note, 200,000 warrants to purchase its common shares, a conditional warrant that vests at the rate of 25,000 shares for each $.50 increase in the price of the Company's common shares to or above $2.00 per share and a new registration rights agreement. The $2,000,000 Secured Term Note does not permit exchange of principal amounts for common shares and does not include many of the restrictive provisions that were included in the Note.

         A copy of the Warrant Amendment Agreement is attached hereto. The Termination Agreement, and all material agreements executed in connection therewith, are attached to and summarized in a separate Current Report on Form 8-K filed with the Securities and Exchange Commission on the same date as this Amendment.

         The foregoing descriptions do not purport to be complete and are qualified by reference to the definitive agreements, notes and warrants filed as Exhibits hereto or to the Current Report on Form 8-K reporting the Termination Agreement and filed with the Securities and Exchange Commission on the same date as this Amendment.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.


  Exhibit No.                         Exhibit                          Incorporated by Reference/ Filed Herewith
----------------    ---------------------------------------------     --------------------------------------------
            4.1     Amendment No. 1 to Stock Purchase Warrants        Filed herewith.

            4.2     Asset-Backed Exchangeable Term Note dated         Incorporated by reference to the Company's
                    December 15, 2000                                 Amendment No. 1 to Current Report on Form
                                                                      8-K/A filed with the Commission on April 18,
                                                                      2001.

            4.3     Form of Doral Warrant                             Incorporated by reference to the Company's
                                                                      Amendment No. 1 to Current Report on Form
                                                                      8-K/A filed with the Commission on April 18,
                                                                      2001.

           10.1     Securities Purchase Agreement dated               Incorporated by reference to the Company's
                    December 15, 2000                                 Amendment No. 1 to Current Report on Form
                                                                      8-K/A filed with the Commission on April 18,
                                                                      2001.

           10.2     Registration Rights Agreement dated               Incorporated by reference to the Company's
                    December 15, 2000                                 Amendment No. 1 to Current Report on Form
                                                                      8-K/A filed with the Commission on April 18,
                                                                      2001.

           10.3     Stock Pledge Agreement dated December 15,         Incorporated by reference to the Company's
                    2000 (Mineral Recovery Systems common stock)      Amendment No. 1 to Current Report on Form
                                                                      8-K/A filed with the Commission on April 18,
                                                                      2001.

           10.4     Stock Pledge Agreement dated December 15,         Incorporated by reference to the Company's
                    2000 (Altair Technologies common stock)           Amendment No. 1 to Current Report on Form
                                                                      8-K/A filed with the Commission on April 18,
                                                                      2001.

           10.5     Assignment and Agreement dated December 15,       Incorporated by reference to the Company's
                    2000                                              Amendment No. 1 to Current Report on Form
                                                                      8-K/A filed with the Commission on April 18,
                                                                      2001.

           10.6     Letter agreement dated June 7, 2001               Incorporated by reference to the Amendment No.
                                                                      4 to the Registration Statement on Form S-3
                                                                      filed with the Commission on July 3, 2001,
                                                                      File No. 333-54092

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 2 to Current Report on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Altair International Inc.


      January 3, 2002                   By: /s/ William P.Long
      ---------------                   ----------------------
      Date                                      Dr. William P. Long, President